Exhibit 99.1

Investor Presentation December, 2006 NYSE: NAV

Forward Looking Information Information provided and statements contained in the presentation that are not purely historical are forward -looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of the presentation and the company assumes no obligation to update the information included in the presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions , including the risk of continued delay in the completion of our financial statements and the consequences thereof, the availability of funds, either through cash on hand or the company's other liquidity sources, to repay any amounts due should any of the company's debt become accelerated, and decisions by suppliers and other vendors to restrict or eliminate customary trade and other credit terms for the company's future orders and other services, which would require the company to pay cash and which could have a material adverse effect on the company's liquidity position and financial condition. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. For a further description of these factors, see Exhibit 99.1 to our Form 8-K filed on April 6, 2006. In addition, until the previously announced review by the company of its accounts is concluded, no assurance can be given with respect to the financial statement adjustments, impacts and period resulting from such review, if any, nor can there be any assurance that additional adjustments to the financial statements of the company will not be identified.

Other Cautionary Legends As announced on April 6, 2006, the company's previously issued audited financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. Until the company completes the review of its accounts and the restatement of its financial statements, no assurance can be given with respect to the financial statement adjustments and impacts resulting from such review. The financial data presented in this package for the 2005 fourth quarter and the 2006 first, second and third quarters are preliminary and unaudited and are subject to change based on the completion of our on-going review of accounting matters, the completion of the our 2005 fourth quarter and 2006 first, second, and third quarter financial statements and the completion of the restatement of our financial results for the fiscal years 2002 through 2004 and for the first nine months of fiscal 2005. It is likely that the process of restating the prior year financial statements will require changes to the company's financial statements for 2005 and 2006 due to revised application of certain accounting principles and methodologies that, individually or in the aggregate, may be material. Certain Non-GAAP measures are used throughout this presentation that provide investors with useful and relevant information about the company's business. A reconciliation to the most appropriate GAAP number is included in the appendix of this presentation.

Corporate Overview Parts Organization Finance Corporation Truck Group Engine Group

Navistar - Diesel Engine Group World's largest engine manufacturer of mid-range diesel engines (160-350HP) Manufacturing locations in U.S. and Brazil Engine Group On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.

World Mid-range Diesel Leader 0 100 200 300 400 500 600 2005 Volume in thousands (000's) On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.

2007 Standards Achieved with EGR & DPF Sulfur Content in Fuel ULSD : 15 PPM LSD: 500 PPM 0.01 0.10 0.2 1.2 4.0 5.0 0.0 0.0 NOx (g/hp-hr) PM (g/hp-hr) 2.5 15.0 10.0 1974 1994 1998 2004 EGR 2007 : Increased EGR w / DPF 2010 Emissions Standards Oct 2006

Emissions Impacts 2007 Evolutionary Change - Improvements in current technologies in areas such as fuel systems and electronics Minimal structural changes Better performance in horsepower / torque Minimal impact to fuel economy and maintenance intervals Market expects cost increases 2010 Revolutionary change - options include urea based SCR and lean NOx devices

Create and deliver great products
Engine leaders in the markets they serve

Launch of 2007 Emission Compliant Engines is Key to 2007 Success



I4 / I6

50%+ market share in Mid-size and Full size pick up trucks in South America
Complete line of 3 - 7L products



V6

4.5L

For Class 4-5



6.0L V8

Will become 6.4L in 2007

~ 50% market share in heavy duty diesel pickup/vans



I6

7.6L

~ 49% market share leader in Class 6-7 Truck and School Bus



MaxxForce Big Bore

11 and 13 Liter Big Bore

MAXXFORCE
INTERNATIONAL DIESEL POWER

9

MaxxForce HD pickup market and dieselization strong Ford dieselization rate above 70% MaxxForce continues to be the market leader On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.

Growth Provides Customer Diversification Keys to Success - Growth: Base Business Growth South American Engine Business Expanded Product Line New Customers On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.

Navistar - Truck Group North American market share leader with RV/Stripped chassis, Class 6-7 trucks, Severe Service and Regional and long haul Class 8 trucks Manufacturing locations in U.S., Canada and Mexico Truck Group On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.

Our core business International(r) brand trucks (CL 6-8) IC(r) brand school buses Now, we also have... Military vehicles Class 4-5 trucks Workhorse(r) custom chassis Motor homes Walk-in-trucks and buses Mahindra-International, LLC Joint venture formed in 2005 Light commercial vehicles for India Mahindra International On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. Truck Group

North American Market Share Leader in Class 6-8 Trucks and School Bus School districts & local municipalities Local & regional delivery of beverage refrigeration, utilities, tow, municipalities & emergency rescue Construction, waste management & other on-off highway applications Severe Service - 23.2% Line-haul, local & regional delivery Heavy (LH & RH) - 17.1% 2006 FY Combined Market Share* ~ 27% School Bus Class 6-7 Combined Class 8 - 18.7% Class 8 Medium - 40% School Bus Chassis - 64% School Buses Body - 62.2% On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. *Market Share - Information is compiled using Wards, ACT and POLK data combined with company internal reports. Market share information reflects retails sales in the United States and Canada for Classes 6-8.

Retail Class 6 - 8 Industry Landscape Combined Class 8 Class 6 - 8 *FY07 Guidance - As disclosed on September 13, 2006 *

ProStarTM Launch January 2007 4% better fuel economy Lowest cost of ownership Driver satisfaction Benefits On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.

Military Business Over 20 Contracts won to date Total potential value => $1.5B Over 12,000 units 1,288 units delivered in 2005 Over 2,800 units delivered in 2006 International Advantages Existing Platforms Scale/Low Cost Structure Aggressive Delivery Best Value On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.

Navistar - Parts Organization Parts Organization Distribution business that provides non-cyclical earnings Double digit growth in revenue and earnings Most extensive distribution channel in Truck and MRD On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.

NAFTA Class 6-8 Parts Landscape- $17.5 Billion Industry Truck Dealer HDD Garage/Rbldr Engine Dist. Auto Parts Other 0.44 0.17 0.19 0.08 0.06 0.06 2005 Market Share On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.

International Rest of Industry 2.993 13.707 NAFTA 6-8 Parts Industry Landscape Truck OEM's Rest of Industry 0.33 0.11 0.56 ~$17 Billion Market - Class 6-8 Industry ~$17+ Billion Market Class 6-8 Industry 2005 North American Share 2009 North American Share International 11% On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.

Navistar Financial Corporation Wholesale - floor planning for dealers Retail financing for customers On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.

Provide Consistent Income Over the Cycle Last 10 Yrs: Min PBT $75M, Max PBT $135 M Next 10 Yrs: Expect to deliver Min PBT $115M consistently Facilitate wholesale (~$2B Portfolio) and retail ($3.7B Portfolio) Truck Sales Finance 95% of U.S. International dealers' wholesale floorplan Provide retail financing to International customers Total FMS Goal: Grow from 15% to 20% but with better credit 85% commercial, fleet Support International's Cash Flow Requirements International has almost zero A/R NFC effectively acts as ITEC's working capital lender Provides consistency of income and creates liquidity for ITEC receivables On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. Navistar Financial Corporation (NFC)

Manufacturing Debt and Cash* On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. *Certain Non-GAAP measures are used throughout this presentation that provide investors with useful and relevant information about the company's business. A reconciliation to the most appropriate GAAP number is included in the last slide of this presentation (Reg G).

Summary - Keys to success Complete restatement process Creating great products Entering niche markets with minimal investment ProStar production to begin January 2007 MaxxForce 11 Liter and 13 Liter production to begin October 2007 Building a competitive cost structure Truck Engine Delivering profitable growth Military, Export, South America acquisitions, RV chassis

Total NA Industry ? What it Means for Navistar in 2007 and beyond New products and markets will enhance the growth of our business while our cost structure drives increasing profitability Total NA Industry Demand On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. 2007 Offset: Cost Reductions ? Parts ? Military ? Workhorse ? Export ? India ? MWM ? Reduced Breakeven Record EPS >10 % Average Segment Margins 2009 Goal Consolidated Sales and Revenue of $15 Billion Great Products Competitive Cost Structure Profitable Growth 3 Pronged Strategy

SEC Regulation G The adjustment columns below include the activities of the company's financial services operations as well as other reporting adjustments, including eliminations. *On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. The following additional financial information is provided based upon the continuing interest of certain shareowners and creditors to assist them in understanding our core manufacturing business and to separate the debt service requirements of the manufacturing company from those of the finance company. ($ millions)